EXHIBIT 99.1
REPLACEMENT CAPITAL COVENANT
          Replacement Capital Covenant, dated as of February 20, 2007 (this “Replacement Capital Covenant”), by Comerica Incorporated, a Delaware corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).
RECITALS
          WHEREAS, on the date hereof, the Corporation is issuing $515,464,000 aggregate principal amount of its 6.576% Capital Efficient Notes due 2082 (the “CENts”) to Comerica Capital Trust II (the “Trust”).
          WHEREAS, on the date hereof, the Trust is issuing $500,000,000 aggregate liquidation amount of its 6.576% Capital Securities (the “Capital Securities” and together with the CENts, the “Securities”).
          WHEREAS, this Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated February 13, 2007, relating to the Capital Securities (together with the accompanying Prospectus, dated February 13, 2007, the “Prospectus Supplement”).
          WHEREAS, the Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
          WHEREAS, the Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
          Now, Therefore, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
          SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.
          SECTION 2. Limitations on Redemption and Purchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not repay, redeem or purchase, and shall cause its Subsidiaries not to purchase, all or any part of the Securities prior to February 2, 2062 except to the extent that (a) in the case of a redemption or purchase, the Corporation has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve’s capital guidelines applicable to bank holding companies and (b) the principal amount repaid or the applicable redemption or purchase price does not exceed the sum of the following amounts:
     (i) the Applicable Percentage of (a) the aggregate amount of the net cash proceeds the Corporation and its Subsidiaries have received from the sale of Common Stock and rights to acquire Common Stock to Persons other than the Corporation and its Subsidiaries and (b) the Market Value of any Common Stock that the Corporation and its Subsidiaries have issued to persons other than the Corporation and its Subsidiaries in connection with the conversion of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries has received equity credit from any NRSRO, in each case within a Measurement Period (without double counting proceeds received in any prior Measurement Period); plus

     (ii) 100% of the aggregate amount of net cash proceeds the Corporation and its Subsidiaries have received within a Measurement Period (without double counting proceeds received in any prior Measurement Period) from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity to Persons other than the Corporation and its Subsidiaries; plus
     (iii) 100% of the aggregate amount of net cash proceeds the Corporation and its Subsidiaries have received within a Measurement Period (without double counting proceeds received in any prior Measurement Period) from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.
          SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.
          (b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
     (i) the Corporation shall identify each series of its and its Depository Institution Subsidiaries’ then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
     (ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
     (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;
     (iv) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, and its Largest Depository Institution Subsidiary has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
     (v) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but its Largest Depository Institution Subsidiary has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;
     (vi) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii), (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

     (vii) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.
          (c) Notice. In order to give effect to the intent of the Corporation described in the fourth Recital, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Current Report on Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s or one of its Depository Institution Subsidiary’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.
          SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) February 2, 2062, (ii) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which neither the Corporation nor any of its Depository Institution Subsidiaries has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). Moreover, if an event of default under the Supplemental Indenture resulting in an acceleration of the CENts occurs, this Replacement Capital Covenant shall, without any further action, immediately terminate upon such acceleration. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.
          (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if any of the following apply (it being understood that any such amendment or supplement may fall into one or more of the following): (i) the effect of such amendment or supplement is solely to impose additional restrictions on, or to eliminate certain of, the types of securities qualifying as Replacement Capital Securities, and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect, (ii) such amendment or supplement is not materially adverse to the rights of the Covered Debtholders hereunder and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not materially adverse to the Covered Debtholders, or (iii) such amendment or supplement eliminates Common Stock and/or Mandatorily Convertible Preferred Stock (but only to the extent exchangeable for Common Stock) as Replacement Capital Securities if, in the case of this clause (iii), the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes.
          (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.
          SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.
          (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt). Other than the Covered Debtholders as provided in the previous sentence, no other Person shall have any rights under this Replacement Capital Covenant or be deemed a third party beneficiary of this Replacement Capital Covenant. In particular, no holder of the CENts is a third party beneficiary of this Replacement Capital Covenant, it being understood that such holders may have rights under the Supplemental Indenture.
          (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:
Comerica Incorporated
Comerica Tower at Detroit Center
500 Woodland Avenue
Detroit, Michigan 48226
Attention: Robert W. Spencer, Jr.
Facsimile: 313-222-3977

[Signatures to follow]

     In Witness Whereof, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

COMERICA INCORPORATED

By:	/s/ Paul E. Burdiss
	Name:	Paul E. Burdiss
	Title:	Senior Vice President & Treasurer

Schedule 1
DEFINITIONS
          “Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “securities”), provisions in the related transaction documents that require the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that:
          (a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the six months prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock;
          (b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds, unless otherwise required at the time by the Federal Reserve;
          (c) if deferral of Distributions continues for more than one year, require the Corporation not to redeem or repurchase any of its Common Stock until at least one year after all deferred Distributions have been paid (the “Repurchase Restriction”);
          (d) notwithstanding clause (b) of this definition, if the Federal Reserve disapproves the issuer’s sale of APM Qualifying Securities, may (if the Corporation elects to so provide in the terms of such securities) permit the Corporation to pay deferred Distributions from any source without a breach of its obligations under the transaction documents;
          (e) if the Federal Reserve does not disapprove the Corporation’s issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the Corporation elects to so provide in the terms of such securities) permit the Corporation to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents;
          (f) limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities:
     (A) in the case of APM Qualifying Securities that are Common Stock and rights to purchase Common Stock, either (i) during the first five years of any deferral period or (ii) with respect to deferred Distributions attributable to the first five years of any deferral period (provided that such limitation shall not apply after the ninth anniversary of the commencement of any deferral period), (x) to an aggregate amount of such securities, the net proceeds from the issuance thereof pursuant to the Alternative Payment Mechanism is equal to 2% of the Corporation’s market capitalization or (y) to a number of shares of

Common Stock and rights to purchase a number of shares of Common Stock, in the aggregate, not in excess of 2% of the outstanding number of shares of Common Stock (the amount in clause (x) or (y) is referred to as the “Common Cap”); and
     (B) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) equal to 25% of the liquidation or principal amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);
          (g) in the case of securities other than Non-Cumulative Perpetual Preferred Stock, include a Bankruptcy Claim Limitation Provision; and
          (h) permit the Corporation, at its option, to provide that if the Corporation is involved in a merger, consolidation, amalgamation, binding share exchange or conveyance, transfer or lease of assets substantially as an entirety to any other person or a similar transaction (a “business combination”) where immediately after the consummation of the business combination more than 50% of the surviving or resulting entity’s voting stock is owned by the shareholders of the other party to the business combination, then clauses (a), (b) and (c) above will not apply to any deferral period that is terminated on the next interest payment date following the date of consummation of the business combination;
provided (and it being understood) that:
          (a) the Alternative Payment Mechanism may at the Corporation’s discretion include a share cap limiting the issuance of APM Qualifying Securities consisting of Common Stock and rights to purchase Common Stock, in each case to a maximum issuance cap to be set at the Corporation’s discretion and otherwise substantially similar to the “share cap”, as defined in the Prospectus Supplement, provided that such maximum issuance cap shall not represent a lower proportion of the Corporation’s shares of Common Stock as of the date of issuance of such securities than the “share cap” represents as a proportion of the Corporation’s outstanding shares of Common Stock, as of the date of the Prospectus Supplement;
          (b) the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;
          (c) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, the Preferred Cap, and any maximum issuance cap referred to above, as applicable; and
          (d) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, the Preferred Cap and any maximum issuance cap referred to above, as applicable, in proportion to the total amounts that are due on such securities, or on such other basis as the Federal Reserve may approve.

          “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism):
(a)	Common Stock; or

(b)	rights to purchase Common Stock; and

(c)	Qualifying Non-Cumulative Preferred Stock;
provided that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase Common Stock.
          “Applicable Percentage” means a percentage equivalent of 1 divided by (a) 75% with respect to any repayment, redemption or purchase on or prior to February 20, 2032, (b) 50% with respect to any repayment, redemption or purchase after February 20, 2032 and on or prior to February 2, 2052 and (c) 25% with respect to any repayment, redemption or purchase after February 2, 2052.
          “Bankruptcy Claim Limitation Provision” means, with respect to any securities or combination of securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision (together in this definition, “securities”), provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (a) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (b) any period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities having a Mandatory Trigger Provision, to:
     (i) in the case of securities having an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Non-Cumulative Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and
     (ii) in the case of any other securities, the sum of (x) the amount of accumulated and unpaid Distributions (including compounded amounts) that relate to the earliest two years of the portion of the deferral period for which Distributions have not been paid and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Non-Cumulative Preferred Stock that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision, provided that the holders of such securities are deemed to agree that, to the extent the remaining claim exceeds the amount set forth in subclause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had such claim ranked pari passu with the interests of the holders, if any, of Qualifying Non-Cumulative Preferred Stock.
          “Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York or Detroit, Michigan are authorized or required by law or executive order to remain closed or, on or after February 20, 2032, a day that is not a London business day.

A “London business day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
          “Capital Securities” has the meaning specified in the Recitals.
          “CENts” has the meaning specified in the Recitals.
          “Commission” means the United States Securities and Exchange Commission.
          “Common Cap” has the meaning specified in the definition of Alternative Payment Mechanism.
          “Common Stock” means any equity securities of the Corporation (including equity securities held as treasury shares and equity securities sold pursuant to our dividend reinvestment plan and employee benefit plans) that have no preference in the payment of dividends or amounts payable upon the liquidation, dissolution or winding up of the Corporation (including a security that tracks the performance of, or relates to the results of, a business, unit or division of the Corporation), and any securities issued in exchange therefor in connection with a merger, consolidation, binding share exchange, business combination, recapitalization or other similar event.
          “Corporation” has the meaning specified in the introduction to this instrument.
          “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
          “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or its Depository Institution Subsidiary during the period that such long-term indebtedness for money borrowed is Covered Debt.
          “Debt Exchangeable for Equity” means a security or combination of securities (together in this definition, “securities”) that:
          (a) gives the holder a beneficial interest in (a) debt securities of the Corporation that are Non-Cumulative and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract for Qualifying Non-Cumulative Preferred Stock;
          (b) provides that the investors directly or indirectly grant to the Corporation a security interest in such debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase the Corporation’s preferred stock pursuant to such stock purchase contract;
          (c) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors commencing within five years from the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation,

(b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity;
          (d) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such debt securities of the Corporation, provides that the stock purchase contracts will be settled by the Corporation exercising its remedies as a secured party with respect to such debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Equity;
          (e) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such securities and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity in the definition of “qualifying capital securities”; and
          (f) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock.
          “Depository Institution Subsidiary” means any Subsidiary of the Corporation that is a depository institution within the meaning of 12 C.F.R. § 204.2(m).
          “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.
          “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
          “Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.
          “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
          “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by a Depository Institution Subsidiary, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of a Depository Institution Subsidiary meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of a Depository Institution Subsidiary meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
          “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of unsecured indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by a Depository Institution Subsidiary, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of a Depository Institution Subsidiary meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of a Depository Institution Subsidiary meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
          “Federal Reserve” means the Board of Governors of the Federal Reserve System or any successor thereto as primary regulator of the Corporation.
          “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.
          “Initial Covered Debt” means the Corporation’s 4.80% Subordinated Notes due May 1, 2015.
          “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will redeem or repurchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within six months prior to the applicable redemption or repurchase date. Notwithstanding the use of the term Intent-Based Replacement Disclosure in the definitions of Qualifying Capital Securities and Qualifying Non-Cumulative Preferred Stock, the requirement in those definitions that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect for so long as the Corporation is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

          “Largest Depository Institution Subsidiary” means, from time to time, the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Subordinated Debt; provided, however, that if no Depository Institution Subsidiary of the Corporation has outstanding a series of Eligible Subordinated Debt, this term shall mean the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Senior Debt.
          “Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.
          “Mandatory Trigger Provision” means, as to any security or combination of securities, provisions in the terms thereof or of the related transaction agreements that:
          (a) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such security or combination of securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities, within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in amount such that the net proceeds of such sale are at least equal the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts), and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that (i) if the Mandatory Trigger Provision does not require such issuance and sale within one year of such failure, the amount of Common Stock or rights to acquire Common Stock the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap, and (ii) the amount of Qualifying Non-Cumulative Preferred Stock the net proceeds of which the issuer may apply to pay such distributions pursuant to such provision may not exceed the Preferred Cap;
          (b) other than in the case of non-cumulative preferred stock, if the provisions described in clause (a) do not require such issuance and sale within one year of such failure, prohibit the Corporation from repurchasing any of its Common Stock prior to the date six months after the issuer applies the net proceeds of the sales described in clause (a) to pay such unpaid Distributions in full; and
          (c) other than in the case of non-cumulative perpetual preferred stock, include a Bankruptcy Claim Limitation Provision.
          No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.
          “Market Disruption Events” means one or more events or circumstances substantially similar to those listed as “Market Disruption Events” in the Supplemental Indenture.
          “Market Value” means, on any date, (i) in the case of Common Stock, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted; if the Common Stock is not either listed or quoted on any U.S. securities exchange on the relevant date, the market price will be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose and (ii) in the case of rights to acquire Common Stock, a value determined by a nationally recognized independent investment banking firm selected by the Corporation’s Board of Directors (or a duly authorized committee thereof) for this purpose.
          “Measurement Date” means (a) with respect to any repayment, redemption or purchase on or prior to February 20, 2032, the date that is 180 days prior to delivery of notice of such repayment, redemption or purchase; an (b) with respect to any repayment, redemption or purchase after February 20, 2032, the date that is 30 days prior to the date of such repayment, redemption or purchase, except that, if during the 150 days (or any shorter period) preceding the date that is 30 days prior to the date of such repayment, redemption or purchase, net cash proceeds described above were received but no repayment, redemption or purchase was made in connection therewith, the date upon which such 150 day (or shorter) period prior to the date of such repayment, redemption or purchase began.
          “Measurement Period” with respect to any notice date or purchase date means the period (i) beginning on the Measurement Date with respect to such notice date or purchase date and (ii) ending on such notice date or purchase date. Measurement Periods cannot run concurrently.
          “Non-Cumulative” means, with respect to any securities, that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include an Alternative Payment Mechanism shall also be deemed to be Non-Cumulative for all purposes of this Replacement Capital Covenant, other than the definitions of APM Qualifying Securities and Qualifying Non-Cumulative Preferred Stock, and debt securities that include an Alternative Payment Mechanism shall be deemed to be Non-Cumulative for purposes of the definition of Debt Exchangeable for Equity (it being understood that such Alternative Payment Mechanism for the purposes of the definition of Debt Exchangeable for Equity need not include a Common Cap, a Preferred Cap or a Bankruptcy Claim Limitation Provision).
          “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.
          “Optional Deferral Provision” means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the effect of either (a) or (b) below:
     (a) (i) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies and (ii) such securities are subject to an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first 5 years of any deferral period and need not include a Common Cap, Preferred Cap, Bankruptcy Claim Limitation Provision or Repurchase Restriction); or

     (b) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to ten years, without any remedy other than Permitted Remedies.
          “Other Qualifying Replacement Capital Covenant” means a replacement capital covenant, as identified by the Corporation’s Board of Directors, (a) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (b) that restricts the related issuer from redeeming or purchasing identified securities except to the extent of the applicable percentage of the net proceeds of specified Replacement Capital Securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within the six month period prior to the applicable redemption or repurchase date.
          “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:
     (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), and
     (b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.
          “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company, corporation or other entity, unincorporated organization or government or any agency or political subdivision thereof.
          “Preferred Cap” has the meaning specified in the definition of Alternative Payment Mechanism.
          “Prospectus Supplement” has the meaning specified in Recital C.
          “Qualifying Capital Securities” means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock) that (a) qualify as Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve as then in effect and applicable to bank holding companies and (b) in the determination of the Corporation’s Board of Directors, reasonably construing the definitions and other terms of the Replacement Capital Covenant, meet one of the following criteria:
     (i) in connection with any repayment, redemption or purchase of CENts or Capital Securities on or prior to February 20, 2032:
     (A) junior subordinated debt securities and guarantees issued by the Corporation with respect to trust preferred securities if the junior subordinated debt securities and guarantees (1) rank pari passu with or junior to the CENts upon the liquidation, dissolution or winding-up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 60 years, and (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant;

     (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, and (3) either (i) are Non-Cumulative and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant or (ii) have a Mandatory Trigger Provision, an Optional Deferral Provision and Intent-Based Replacement Disclosure; or
     (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant, and (4) have a Mandatory Trigger Provision and Optional Deferral Provision;
     (ii) in connection with any repayment, redemption or purchase of the CENts or Capital Securities at any time after February 20, 2032 and on or prior to February 2, 2052:
     (A) all securities described under clause (i) of this definition;
     (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant and (4) have an Optional Deferral Provision;
     (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative and (3) have no maturity or a maturity of at least 60 years; and (4) have Intent-Based Replacement Disclosure;
     (D) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the CENts upon the liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity at least 40 years; (3) either (i) are Non-Cumulative and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant or (ii) have a Mandatory Trigger Provision, an Optional Deferral Provision and Intent-Based Replacement Disclosure;
     (E) securities issued by the Corporation or its Subsidiaries that (1) rank senior to the CENts and junior to the Corporation’s senior subordinated debt qualifying as Tier 2 capital under the Federal Reserve’s risk based capital adequacy guidelines up on liquidation, dissolution or winding up of the Corporation, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision, (3) have no maturity or a maturity of at least 60 years, and (4) have Intent-Based Replacement Disclosure;

     (F) cumulative preferred stock issued by the Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) (a) has no maturity or a maturity of at least 60 years and (b) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant; or
     (G) other securities issued by the Corporation or its Subsidiaries that (A) rank upon a liquidation, dissolution or winding-up of the Corporation either (1) pari passu with or junior to the CENts or (2) pari passu with the claims of the Corporation’s trade creditors and junior to the Corporation’s senior subordinated debt qualifying as Tier 2 capital under the Federal Reserve’s risk based capital adequacy guidelines upon a liquidation, dissolution or winding up of the Corporation and to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (B) have a Mandatory Trigger Provision and an Optional Deferral Provision and either (x) have no maturity or a maturity of at least 40 years and have Intent-Based Replacement Disclosure and or (y) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant; or
     (iii) in connection with any repayment, redemption or purchase of CENts or Capital Securities at any time after February 2, 2052:
     (A) all securities described under clause (ii) of this definition;
     (B) preferred stock issued by the Corporation that (1) has no maturity or a maturity of at least 60 years and (2) has an Optional Deferral Provision and Intent-Based Replacement Disclosure;
     (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) either (A) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (B) have no maturity or a maturity of at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant and (3) have an Optional Deferral Provision;
     (D) securities issued by the Corporation or its Subsidiaries that (1) rank senior to the CENts and junior to the Corporation’s senior subordinated debt qualifying as Tier 2 capital under the Federal Reserve’s risk based capital adequacy guidelines upon a liquidation, dissolution or winding up of the Corporation, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision, (3) have no maturity or a maturity at least 30 years and (4) have Intent-Based Replacement Disclosure; or
     (E) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (1) has no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (2) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant.

It is acknowledged that the Federal Reserve has not approved as a Tier 1 capital instrument for bank holding companies securities containing a Mandatory Trigger Provision that otherwise would be Qualifying Capital Securities and, accordingly, these securities would not constitute Qualifying Capital Securities unless such approval is obtained.
          “Qualifying Non-Cumulative Preferred Stock” means non-cumulative perpetual preferred stock issued by the Corporation or its Subsidiaries that ranks pari passu with or junior to all other preferred stock of the issuer and contains no remedies other than Permitted Remedies and either (i) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the Corporation from making any Distributions thereon upon the Corporation’s failure to satisfy one or more financial tests set forth therein or (ii) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant.
          “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.
          “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.
          “Replacement Capital Securities” means
(a)	Common Stock and rights to acquire Common Stock;

(b)	Mandatorily Convertible Preferred Stock;

(c)	Debt Exchangeable for Equity; and

(d)	Qualifying Capital Securities.
          “Repurchase Limitation” has the meaning specified in the definition of Alternative Payment Mechanism.
          “Rights to acquire Common Stock” includes any right to acquire Common Stock, including any right to acquire Common Stock pursuant to a stock purchase plan or employee benefit plan.
          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Securities” has the meaning specified in Recital B.

          “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
          “Supplemental Indenture” means the First Supplemental Indenture, dated as of February 20, 2007, between the Corporation and The Bank of New York, as Trustee.
          “Termination Date” has the meaning specified in Section 4(a).
          “Trust” has the meaning specified in Recital A.